EXHIBIT 10.2

                            SHARE PURCHASE AGREEMENT



THIS AGREEMENT is made as of the 1st day of April, 2002.

AMONG:

         KS E-MEDIA HOLDINGS, INC., a body corporate formed pursuant to the laws of the State of Delaware and having an office for business located at 8751 Francis Road, Richmond, British Columbia, V6Y 1A8

         (the "Purchaser")

AND:

         SKALA INTERNATIONAL ENTERPRISES INC., a body corporate formed pursuant to the laws of the Province of British Columbia and having its registered office located at 415 South Tower, 5811 Cooney Road, Richmond, British Columbia, V6X 3M1

         the "Vendor")

AND:

         MAHASE BAHADOORSINGH, businessman, of 1107 - 11871 Horseshoe Way, Richmond, British Columbia, V7A 5H5

         (the "Shareholder")

WHEREAS:

A. Kama Sutra Media Ltd. (the "Company") is a body corporate formed pursuant to the laws of the Province of British Columbia and engaged in the business of online fulfillment, marketing unique products to the internet consumer based on the Secret Art of LoveMaking from Ancient India known as KAMASUTRA;

B. The Vendor owns all of the issued and outstanding common shares in the capital stock of the Company (the "Company Shares");

C. The Vendor has agreed to sell and the Purchaser has agreed to purchase the Company Shares, subject to the terms and conditions of this Agreement; and

D. The Shareholder owns all of the issued and outstanding shares of the Vendor and is being made party to this Agreement for the purpose of jointly and severally covenanting with the Vendor to indemnify the Purchaser in the manner hereinafter provided.




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NOW THEREFORE THIS AGREEMENT  WITNESSETH THAT in  consideration  of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

Definitions

1.1      In this Agreement the following terms will have the following meanings:

         (a) "Agreement" means this agreement among the Purchaser, the Vendor and the Shareholder;

         (b) "Business" means all aspects of the business conducted by the Company, including, without limitation, the online fulfillment and marketing of unique products to the internet consumer based on the Secret Art of Love-Making from Ancient India known as KAMASUTRA, and all other related activities;

         (c) "Closing" means the completion, on the Closing Date, of the transactions contemplated hereby in accordance with Article 7 hereof;

         (d) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

         (e) "Company" means Kama Sutra Media Ltd.;

         (f) "Company Accounts Payable and Liabilities" means all accounts payable and liabilities of the Company due and owing as of the date hereof as set forth is Schedule "A" hereto;

         (g) "Company Accounts Receivable" means all accounts receivable and other debts owing to the Company as of the date hereof, if any;

         (h) "Company Assets" means the undertaking and all the property and assets of the Business of every kind and description wheresoever situated including, without limitation, the Company Inventory, the Company Material Contracts, the Company Accounts Receivable, the Company Cash, the Company Intangible Assets and the Company Goodwill, and all credit cards, charge cards and banking cards issued to the Company, if any;

         (i) "Company Cash" means all cash on hand or on deposit to the credit of the Company on the Closing Date;


         (j) "Company Goodwill" means the goodwill of the Business together with the exclusive right of the Purchaser to represent itself as carrying on the Business in succession of the Company subject to the terms hereof, the right to all corporate, operating and trade names associated with the Business, or any variations of such names as part of or in connection with the Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Business, all necessary


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licenses and  authorizations  and any other rights used in  connection  with the
Business;

         (k) "Company Intangible Assets" means all of the intangible assets of the Company, including, without limitation, the Company Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property;

         (l) "Company Inventory" means all inventory and supplies of the Business existing on the Closing Dater as listed in Schedule "B" hereto;

         (m) "Company  Material  Contracts"  means the burden and benefit of and the right, title and interest of the Company in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which the Company is entitled in connection with the Business including, without limitation, any loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others, and those contracts listed in Schedule "C" hereto;

         (n) "Company Shares" means all of the issued and outstanding shares of the Company's common stock without par value;

         (0) "Place of Closing" means the offices of the Purchaser or such other place as the Purchaser and the Vendor may mutually agree upon;

         (p) "Promissory Note" means a demand promissory note made payable to the Vendor on account of the Purchase Price, substantially in the form attached hereto as Schedule"E";

         (q) "Purchaser" means KS E-Media Holdings, Inc.;

         (r) "Purchase Price" means the sum of C$25,000;

         (s) "Shareholder" means Mahase Bahadoorsingh; and

         (t) "Vendor" means Skala International Enterprises Inc.

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference


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the appropriate  Schedule is incorporated  into and made part of this Agreement.
The Schedules to this Agreement are as follows:

Information concerning the Company

         Schedule "A"  Company Accounts Payable and Liabilities
         Schedule "B"  Company Inventory
         Schedule "C"  Company Material Contracts
         Schedule "D"  Debts to Related parties

Other Documents

         Schedule "E"  Promissory Note Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                       PURCHASE AND SALE OF COMPANY SHARES

Sale of Company Shares

2.1 The Vendor agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Vendor, all the Company Shares at Closing subject to the terms and conditions of this Agreement.

Consideration

2.2 In consideration of the sale of the Company Shares by the Vendor to the Purchaser, the Purchaser agrees to pay to the Vendor the Purchase Price at Closing by delivery of the Promissory Note.


                                    ARTICLE 3
                        REPRESENTATIONS AND WARRANTIES OF
                   THE VENDOR AND THE SIGNIFICANT SHAREHOLDER

Representations and Warranties

3.1 Each of the Vendor and the Shareholder jointly and severally represent and warrant in all material respects to the Purchaser, with the intent that the Purchaser will rely thereon in entering into this Agreement and in completing the transactions contemplated hereby, that:

The Company - Corporate Status and Capacity

         (a) Incorporation. The Company is a corporation duly incorporated and validly subsisting under the laws of the Province of British Columbia, and is in good standing with British Columbia Registrar of Companies;


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         (b)  Carrying  on  Business.  The  Company  carries on  business in the
Province of British Columbia and does not carry on any material business activity in any other jurisdiction. The Company has an office in Richmond, British Columbia and in no other locations. The nature of the Business does not require the Company to register or otherwise be qualified to carry on business in any other jurisdiction;

         (c) Corporate Capacity. The Company has the corporate power, capacity and authority to own the Company Assets and to carry on the Business;

The Vendor - Capacity and Tax Matters

         (d) Capacity. The Vendor has the full right, power and authority to enter into and complete this Agreement on the terms and conditions contained herein and to transfer and cause the transfer of full legal, registered and beneficial title and ownership of the Company Shares to the Purchaser;

The Company - Capitalization

         (e) Authorized Capital. The authorized capital of the Company consists of 100 common shares without par value (the "Company Shares');

         (f) Ownership of Company Shares. The issued and outstanding share capital of the Company will on to Closing consist of 100 Company Shares, which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Vendor will be immediately prior to Closing the registered and beneficial owner of all of the Company Shares. The Vendor owns and will immediately prior to Closing own all of the Company Shares free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;


         (g) No Option. No person, firm or corporation has any agreement or option or any right capable of becoming an agreement or option for the acquisition of the Company Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of the Company;

         (h) No Restrictions. The transfer of the Company Shares to the Purchaser will not be restricted under the charter documents of the Company or under any agreement, and will be permitted under all applicable laws and regulations;

The Company - Records and Company Financial Statements

         (i) Charter Documents. The charter documents of the Company have not been altered since the incorporation of the Company, except as filed in the record book of the Company;

         (j) Books and Records. The books and records of the Company fairly and correctly set out and disclose in all material respects the financial position of the Company, and all material financial and other transactions of the Company relating to the Business, including any and all Company Material Contracts and any amendments thereto, have been accurately recorded or filed in such books and records;


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         (k) Company Accounts  Receivable.  All Company Accounts  Receivable (if
any) are bona fide and are good and collectible without set-off or counterclaim;

         (l) Company Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of the Company which are not disclosed in Schedule "B" hereto, and the Company has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of the Company, are described in Schedules "A" hereto;

         (m) No Debt to Related Parties. The Company is not, and on Closing will not be, materially indebted to the Shareholder nor to any family member of the Shareholder, nor to any affiliate, director, officer or shareholder of the Company or the Vendor except as set forth in Schedule "D" hereto;

         (n) No Related Party Debt to the Company. Neither the Vendor nor the Shareholder is now indebted to or under any financial obligation to the Company on any account whatsoever;

         (o) No Dividends. No dividends or other distributions on any shares in the capital of the Company have been made, declared or authorized since the date of the Company Financial Statements;

         (p) No Payments. No payments of any kind have been made or authorized to or on behalf of the Vendor or the Shareholder or to or on behalf of officers, directors, shareholders or employees of the Company or the Vendor or under any management agreements with the Company, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

         (q) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting the Company;

The Company - Income Tax Matters

         (r) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by the Company. Neither the Vendor nor the Shareholder is aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

The Company- Applicable Laws and Legal Matters

         (s) Licences. The Company holds all licences and permits as may be requisite for carrying on the Business in the manner in which it has heretofore been carried on, which licences and permits have been maintained and continue to be in good standing;

         (t) Applicable Laws. The Company has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders


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or decrees to which it is subject or which  apply to it the  violation  of which would have a material adverse effect on the Company, and the Company is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Business;

         (u) Pendino or Threatened Litigation. There is no material litigation or administrative or governmental proceeding or enquiry pending or threatened against or relating to the Company, the Business, or any of the Company Assets, nor does the Vendor or the Shareholder have any knowledge of any deliberate act or omission of the Company that would form any material basis for any such action, proceeding or enquiry;

         (v) No Bankruptcy. The Company has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against the Company and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of the Company;

         (w) Labour Matters. The Company is not party to any collective agreement relating to the Business with any labour union or other association of employees and no part of the Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the Vendor or the Shareholder, has made any attempt in that regard;

         (x) Finder's Fees. The Company is not party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

         (y) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of the Vendor and this Agreement constitutes a legal, valid and binding obligation of the Vendor and is enforceable against the Vendor and the Shareholder in accordance with its terms;


         (z) No Violation or Breach. The performance of this Agreement will not

                  (i) violate the charter documents of the Company or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which the Vendor, the Shareholder, the Company, or any of them, is a party,

                  (ii) give any  person  any right to  terminate  or cancel  any
         agreement   including,   without   limitation,   the  Company  Material
         Contracts, or any right or rights enjoyed by the Company,

                  (iii) result in any alteration of the Company's obligations under any agreement to which the Company is party including, without limitation, the Company Material Contracts,

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                  (iv)  result  in the  creation  or  imposition  of  any  lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the Company Assets,

                  (v) result in the imposition of any tax liability to the Company relating to the Company Assets or the Company Shares, or

                  (vi) violate any court order or decree to which the Company and the Vendor or any of them are subject.

The Company Assets - Ownership and Condition

         (aa) Business Assets. The Company Assets comprise all of the property and assets of the Business, and none of the Vendor or the Shareholder nor any other person, firm or corporation owns any assets used by the Company in operating the Business, whether under a lease, rental agreement or other arrangement;

         (bb) Title. The Company is the legal and beneficial owner of the Company Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

         (cc) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Company Assets;

         (dd) Company Material Contracts. The Company Material Contracts listed in Schedule "B" constitute all of the material contracts of the Company;

         (ee) No Default. There has not been any default in any material obligation of either of the Company, the Vendor or the Shareholder or any other party to be performed under any of the Company Material Contracts, each of which is in good standing and in full force and effect and unamended, and neither the Vendor nor the Shareholder is aware of any default in the obligations of any other party to any of the Company Material Contracts;

         (ff) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of the Company. The Company is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

The Company Assets - Company Goodwill and Other Assets

         (gg) Company Goodwill. The Company carries on the Business only under the names "Kama Sutra Media Ltd." and kamasutracd.com and under no other business or trade names. The Company has the legal right to use its corporate name in the Province of British Columbia and neither the Company, the Vendor nor the Shareholder is aware of any names similar to "Kama Sutra CD" in use in any areas where the Business is conducted or is planned to be conducted. Neither the Vendor nor the Shareholder has any knowledge of any infringement by the Company of any patent, trademark, copyright or trade secret; and




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The Business

         (hh) No Ownership of Company. The Company does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

3.2 The representations and warranties of the Vendor and the Shareholder contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by the Purchaser, the representations and warranties of the Vendor and the Shareholder shall survive the Closing.

Indemnity

3.3 The Vendor and the Shareholder jointly and severally agree to indemnify and save harmless the Purchaser from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the rights of the Vendor and the Shareholder to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by the Vendor or the Shareholder to the Purchaser hereunder.

                                    ARTICLE 4
                             COVENANTS OF THE VENDOR

Covenants

4.1 The Vendor and the Shareholder jointly and severally covenant and agree with the Purchaser that they will:

         (a) Conduct of Business. Until the Closing, conduct the Business diligently and in the ordinary course consistent with the manner in which the Business generally has been operated up to the date of execution of this Agreement;

         (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Business and the Company Assets and, without limitation, preserve for the Purchaser the Company's relationships with their suppliers, customers and others having business relations with them;

         (c) Access. Until the Closing, give the Purchaser and its representatives full access to all of the properties, books, contracts, commitments and records of the Company relating to the Company, the Business and the Company Assets, and furnish to the Purchaser and its representatives all such information as they may reasonably request; and

         (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required

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to permit the transfer of the Company  Shares to the  Purchaser  and to preserve and maintain the Company Assets, including the Company Material Contracts, notwithstanding the change in control of the Company arising from the purchase of the Company Shares by the Purchaser.

Authorization

4.2 The Vendor and the Shareholder hereby agree to promptly cause the Company, upon the request of the Purchaser, to authorize and direct any and all federal, provincial, municipal, foreign and international governments and regulatory authorities. having jurisdiction respecting the Company to release any and all information in their possessin respecting the Company to the Purchaser. -The'Vendor and the Shareholder shall promptly cause the Company to execute and deliver to the Purchaser any and all consents to the release of information and specific authorizations which the Purchaser reasonably requires to gain access to any and_ all such information.

Survival

4.3 The covenants set forth in this Article shall survive until the Closing for the benefit of the Purchaser.

                                    ARTICLE 5
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Representations and Warranties

5.1 The Purchaser represents and warrants in all material respects to the Vendor and the Shareholder, with the intent that the Vendor and the Shareholder will rely thereon in entering into this Agreement and in completing the transactions contemplated hereby, that:

The Purchaser - Corporate Status and Capacity

         (a) Incorporation. The Purchaser is a corporation duly incorporated and validly subsisting under the laws of the State of Delaware, and is in good standing with the office of the Secretary of State for the State of Delaware;

         (b) Carrying on Business. The Purchaser has not carried on and does not now carry on any material business activity. The Purchaser has an office in Richmond, British Columbia and in no other locations;

         (c) Corporate Capacity. The Purchaser has the corporate power, capacity and authority to enter into and complete this Agreement;

Non-Merger and Survival

5.2 The representations and warranties of the Purchaser contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by the Vendor or the Shareholder, the representations and warranties of the Purchaser shall survive the Closing.

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Indemnity

5.3 The Purchaser agrees to indemnify and save harmless the Vendor and the Shareholder from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of the Purchaser to defend any such claim), resulting from the breach by it of any representation or warranty of such party under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by the Purchaser to the Vendor and the Shareholder hereunder.

                                    ARTICLE 6
                              CONDITIONS PRECEDENT

Conditions Precedent in favour of the Purchaser

6.1 The Purchaser's obligations to carry out the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before the Closing:

         (a) all documents or copies of documents required to be executed and delivered to the Purchaser hereunder will have been so executed and delivered;

         (b) the Purchaser shall have completed its due diligence review of the affairs of the Company, and shall be satisfied with same in all material respects;

         (c) all of the terms, covenants and conditions of this Agreement to be complied with or performed by the Vendor at or prior to the Closing will have been complied with or performed;

         (d) title to the  Company  Shares and  Company  Assets will be free and
clear  of  all  mortgages,   liens,   charges,   pledges,   security  interests,
encumbrances or other claims whatsoever; and

         (e) the Vendor will have transferred the Company Shares to the Purchaser and the Company Shares will be issued to the Purchaser and registered on the books of the Company in the name of the Purchaser at Closing.

Waiver by the Purchaser

6.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of the Purchaser and any such condition may be waived in whole or in part by the Purchaser at or prior to Closing by delivering to the Vendor a written waiver to that effect signed by the Purchaser. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing the Purchaser shall be released from all obligations under this Agreement.

Conditions Precedent in Favour of The Vendor

6.3 The obligation of the Vendor to carry out-the transactions contemplated hereby is subject to the fulfillment of each of the following conditions precedent on or before the Closing:

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

         (a) all documents or copies of documents required to be-executed and delivered to the Vendor hereunder will have been so executed and delivered; and

         (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by the Purchaser at or prior to the Closing will have been complied with or performed. Waiver by The Vendor

6.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of the Vendor and any such condition may be waived in whole or in part by the Vendor at or prior to the Closing by delivering to the Purchaser a written waiver to that effect signed. by the Vendor. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing the Vendor shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

6.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favour of the other party or parties set forth in this Article.

Confidentiality

6.6 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from the Company and the contents thereof confidential and not utilize nor reveal or release same.

                                    ARTICLE 7
                                     CLOSING

Closing

7.1 The purchase and sale of the Company Shares will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

Documents to be Delivered by The Vendor

7.2 On or before the Closing, the Vendor will deliver or cause to be delivered to the Purchaser:

         (a)  certified   copies  of  such  resolutions  of  the  directors  and
shareholders of the Vendor as are required to be passed to authorize the execution, delivery and implementation of this Agreement;




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

         (b) the original or certified copies of the charter documents of the Company and all corporate records documents and instruments of the Company, the corporate seals of the Company and all books and accounts of the Company;

         (c) certificates representing the Company Shares, duly endorsed for transfer to the Purchaser, together with a duly executed share certificate respecting the Company Shares issued to the Purchaser and recorded in the share register of the Company;

         (d) certified copies of such resolutions of the Company documenting the transfer of the Company Shares to the Purchaser;

         (e) all reasonable consents or approvals required to be obtained by the Vendor and the Company for the purposes of validly transferring the Company Shares to the Purchaser and preserving and maintaining the interests of the Company under any and all Company Material Contracts and in relation to the Company Assets;

         (f) an acknowledgement from the Vendor of the satisfaction of the conditions precedent set forth in section 6.3 hereof; and

         (g) such other documents as the Purchaser may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by the Purchaser

7.3 On or before the Closing, the Purchaser shall deliver or cause to be delivered to the Vendor:

         (a) the Promissory Note;

         (b) certified copies of such resolutions of the director of the Purchaser as are required to be passed to authorize the execution, delivery and implementation of this Agreement; and

         (c) an acknowledgement from the Purchaser of the satisfaction of the conditions precedent set forth in section 6.1 hereof.

                                    ARTICLE 8
                               GENERAL PROVISIONS

Arbitration

8.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of Vancouver, British Columbia.





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

Notice

8.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address of the intended recipient stated above by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Change,of Address

8.3 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address or service.

Further Assurances

8.4 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

8.5 Time is expressly declared to be the essence of this Agreement. Entire Agreement

8.6 The provisions contained herein constitute the entire agreement among the Vendor, the Purchaser and the Shareholder respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among the Vendor, the Purchaser and the Shareholder with respect to the subject matter hereof.

Enurement

8.7 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

8.8 This Agreement is not assignable without the prior written consent of the parties hereto. Counterparts

8.9 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.


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

Applicable Law

8.10 This Agreement is subject to the laws of the Province of British Columbia and the laws of Canada applicable therein and, subject to section 8.1 hereof, the parties hereto irrevocably attom to the exclusive jurisdiction of the Courts of the Province of British Columbia.

Independent Legal Advice

8.11 The Purchaser has obtained legal advice concerning this Agreement and has requested that the Vendor and Shareholder obtain independent legal advice with respect to same before executing this Agreement. The Vendor and the Shareholder, in executing this Agreement, represent and warrant to the Purchaser that they have been so advised to obtain independent legal advice, and that prior to the execution of this Agreement they have so obtained independent legal advice or have, in their discretion, knowingly and willingly elected not to do so

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

KS E-MEDIA HOLDINGS, INC.

/s/ Mayur Pandya
----------------------
  Authorized Signature


SKALA INTERNATIONAL ENTERPRISES INC.

/s/  Mahase Bahadoorsingh
-------------------------
    Authorized Signature
                                            /s/  Mahase  Bahadoorsingh
                                            -----------------------------
/s/ Eric Boehnke                            MAHASE  BAHADOORSINGH
-------------------
Witness


                                  Schedule "A"

                    COMPANY ACCOUNTS PAYABLE AND LIABILITIES

This is Schedule "A" to the Share Purchase Agreement dated April 1't, 2002 among KS E-Medla Holdings, Inc., Skala International Enterprises Inc. and Mahase Bahadoorsingh.

None.








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                                  Schedule "B"
                                COMPANY INVENTORY

This Is .Schedule "B" to the Share Purchase Agreement dated April 1st, 2002 among KS E-Media Holdings, Inc., Skala International Enterprises Inc. and Mahase Bahadoorsingh.


1.       965 KamasutraCDs
2.       145 Kamasutra Love Games









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                                  Schedule "C"
                           COMPANY MATERIAL CONTRACTS

This is Schedule "C" to the Share Purchase Agreement dated April 1". 2002 among KS E-Medla-Holdings, Inc., Skala International Enterprises Inc. and Mahase Bahadoorsingh.

1. Assignment Agreement dated March 13, 2002 between Kama Sutra Media Ltd. and Skala International Enterprises Inc. assigning all of Skala Enterprises Inc.'s right, title and interest in and to that certain Distribution Agreement dated May 19, 2001 (as amended February 21, 2002) between Skala International Enterprises Inc. and Amit Raheja to Kama Sutra Media Ltd.









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                                  Schedule "D"

                            DEBTS TO RELATED PARTIES

This Is Schedule "D" to the Share Purchase Agreement dated April 1't, 2002 among KS E-Media Holdings, Inc., Skala International Enterprises Inc. and Mahase Bahadoorsingh.

None.












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                                  Schedule "E"
                             DEMAND PROMISSORY NOTE

This Is Schedule "E" to the Share Purchase Agreement dated April 1"% 2002 among KS E-Media Holdings, Inc., Skala International Enterprises Inc. and Mahase Bahadoorsingh.

FOR VALUE RECEIVED KS E-MEDIA HOLDINGS, INC. unconditionally promises to pay to or to the order of SKALA INTERNATIONAL ENTERPRISES INC. on demand at Vancouver, British Columbia the sum of C$25,000.00 (Twenty-Five Thousand Canadian Dollars), and to pay interest from the date of this Promissory Note on the said sum or the amount from time to time remaining unpaid at 10% per annum. Such interest shall be calculated and payable annually on the anniversary date of this Note while this Note is outstanding, both before and after demand, default and judgment.

The principal and interest of this Promissory Note shall be paid in Canadian dollars without set-off or counterclaim.

KS E-MEDIA HOLDINGS, INC. waives presentment, protest and notice of any kind in the enforcement of this promissory note.

Made at Vancouver, British Columbia this day of April, 2002. KS E-MEDIA HOLDINGS, INC.



Per:
         ----------------------------
         Authorized Signatory







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